Exhibit 99.5

12/99                                                                     Page 1
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1996-A


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the January 18, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the December, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)     Information Regarding Distributions to
       the Class A Certificateholders, per
       $1,000 original certificate principal amount.

       (1) The total amount of the
       distribution to Class A
       Certificateholders, per $1,000
       original certificate principal amount                     $     6.2451389

       (2) The amount of the distribution
       set forth in paragraph 1 above in
       respect of interest on the Class A
       Certificates, per $1,000 original
       certificate principal amount                              $     6.2451389

       (3) The amount of the distribution
       set forth in paragraph 1 above in
       respect of principal of the Class A
       Certificates, per $1,000 original
       certificate principal amount                              $     0.0000000

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B)     Class A Investor Charge Offs and
       Reimbursement of Charge Offs

       (1) The amount of Class A Investor
       Charge Offs                                               $     0.0000000

       (2) The amount of Class A Investor
       Charge Offs set forth in paragraph 1
       above, per $1,000 original certificate
       principal amount                                          $     0.0000000

       (3) The total amount reimbursed in
       respect of Class A Investor Charge Offs                   $     0.0000000

       (4) The amount set forth in paragraph
       3 above, per $1,000 original
       certificate principal amount                              $     0.0000000

       (5) The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect
       to all transactions on such Distribution Date             $     0.0000000

C)     Information Regarding Distributions to
       the Class B Certificateholders, per
       $1,000 original certificate principal amount.

       (1) The total amount of the
       distribution to Class B
       Certificatedholders, per $1,000
       original certificate principal amount                     $     6.4576390

       (2) The amount of the distribution
       set forth in paragraph 1 above in
       respect of interest on the Class B
       Certificates, per $1,000 original
       cerificate principal amount                               $     6.4576390

       (3) The amount of the distribution
       set forth in paragraph 1 above in
       respect of principal on the Class B
       Certificates, per $1,000 original
       cerificate principal amount                               $     0.0000000

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D)     Class B Investor Charge Offs and
       Reimbursement of Charge Offs

       (1) The amount of Class B Investor
       Charge Offs                                               $     0.0000000

       (2) The amount of Class B Investor
       Charge Offs set forth in paragraph 1
       above, per $1,000 original certificate
       principal amount                                          $     0.0000000

       (3) The total amount reimbursed in
       respect of Class B Investor Charge Offs                   $     0.0000000

       (4) The amount set forth in paragraph
       3 above, per $1,000 original
       certificate principal amount                              $     0.0000000

       (5) The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class
       B Invested Amount after giving effect
       to all transactions on such
       Distribution Date                                         $     0.0000000


                                          First USA Bank, NA,
                                          as Servicer


                                          By:  /s/ Tracie H. Klein
                                               -------------------------------
                                               Tracie H. Klein
                                               First Vice President